Exhibit 10(f)
AMENDMENT
TO THE
EXELIS EXCESS PENSION PLAN IIA

WHEREAS, Exelis Inc., an Indiana corporation (“Exelis”), previously adopted and maintained the Exelis Excess Pension Plan IIA, as amended and restated as of October 31, 2011 (the “Plan”);
WHEREAS, effective as of December 31, 2015, Exelis was merged with and into Harris Corporation, a Delaware corporation (the “Corporation”), with the result that the Corporation is the successor sponsor of the Plan;
WHEREAS, pursuant to Section 3.03 of the Plan, the Board of Directors of the Corporation (the “Board”) has the authority to amend the Plan;
WHEREAS, the Board has delegated to the Employee Benefits Committee of the Corporation (the “Employee Benefits Committee”) the authority to adopt amendments to the Plan; and
WHEREAS, the Employee Benefits Committee desires to amend the Plan (i) to reflect the merger of Exelis with and into the Corporation; (ii) to reflect the Employee Benefits Committee’s assumption of administrative authority with respect to the Plan; (iii) to clarify that no benefits shall accrue under the Plan following December 31, 2016, notwithstanding the continuation of certain cash balance benefit accruals under the Harris Corporation Salaried Retirement Plan thereafter and (iv) in certain other minor respects.
NOW, THEREFORE, BE IT RESOLVED, that the Plan hereby is amended as follows:
1.Effective as of the date hereof, the introductory section of the Plan hereby is amended (i) to delete from the seventh paragraph thereof the sentence that reads “When used hereinafter, the term Corporation shall collectively include Exelis Inc. and, for the period prior to October 31, 2011, ITT Corporation.” and (ii) to add the following new paragraph as the penultimate paragraph thereof:

Effective as of May 29, 2015, Exelis Inc. was acquired by Harris Corporation, and effective as of December 31, 2015, Exelis Inc. was merged with and into Harris Corporation. When used hereinafter, the term “Corporation” shall have the meaning set forth in Article I.

2.Effective as of December 31, 2015, the last sentence of Section 1.04 hereby is amended to replace the phrase “Exelis Salaried Investment and Savings Plan” set forth therein with the phrase “Harris Corporation Retirement Plan.”
3.Effective as of December 31, 2015, Section 1.05 hereby is amended to add the following new sentence at the end thereof:

Notwithstanding the foregoing, effective as of December 31, 2015, “Board of Directors” shall mean the Board of Directors of Harris Corporation or any successor thereto.
4.Effective as of May 29, 2015, Section 1.08 hereby is amended to add the following new sentence at the end thereof:

Notwithstanding the foregoing, effective as of May 29, 2015, “Committee” shall mean the Employee Benefits Committee of Harris Corporation.
5.Effective as of December 31, 2015, Section 1.09 hereby is amended in its entirety to read as follows:

1.09 Company shall mean, effective as of December 31, 2015, Harris Corporation or any successor thereto, and any Participating Unit (as that term is defined in the Retirement Plan) authorized by the Corporation to participate in the Plan with respect to its employees. When used herein, the term Company shall collectively include Harris Corporation, and for the period from October 31, 2011 to December 31, 2015, Exelis Inc. and for the period prior to October 31, 2011, ITT Corporation, and in each case any Participating Unit thereof.
6.Effective as of December 31, 2015, Section 1.11 hereby is amended in its entirety to read as follows:

1.11 Corporation shall mean, effective as of December 31, 2015, Harris Corporation, a Delaware corporation, or any successor thereto. When used herein, the term Corporation shall collectively include Harris Corporation, and for the period from October 31, 2011 to December 31, 2015, Exelis Inc. and for the period prior to October 31, 2011, ITT Corporation.
7.Effective as of May 29, 2015, Section 1.19 hereby is amended to add the following new sentence at the end thereof:

Notwithstanding the foregoing, effective as of May 29, 2015, “Plan Administrator” shall mean the Employee Benefits Committee of Harris Corporation.

8.Effective as of January 1, 2017, Section 1.20 hereby is amended in its entirety to read as follows:

1.20 Retirement Plan shall mean the Harris Corporation Salaried Retirement Plan, which prior to January 1, 2017 was known as the Exelis Salaried Retirement Plan and prior to October 31, 2011 was known as the ITT Salaried Retirement Plan and prior to that the ITT Industries Salaried Retirement Plan, in each case as amended from time to time.
9.Effective as of December 31, 2016, Section 2.01(a) hereby is amended to add the following new sentence at the end thereof:

Notwithstanding the foregoing and any other provision of the Plan to the contrary, no individual shall become a Participant in the Plan after December 31, 2016.
10.Effective as of December 31, 2016, Section 2.01(d) hereby is amended to add the following new sentence at the end thereof:

Notwithstanding any other provision of the Plan to the contrary, no Participant shall accrue a benefit under the Plan after December 31, 2016.
11.Effective as of December 31, 2016, Section 3.02 hereby is amended to add the following new sentence at the end thereof:

Notwithstanding any other provision of the Plan to the contrary, no benefits shall accrue under the Plan (with respect to Retirement Plan benefits payable under Appendix G-Cash Balance Benefit for Certain Members after December 31, 2016, or otherwise) on behalf of a Participant after December 31, 2016.
APPROVED by the HARRIS CORPORATION EMPLOYEE BENEFITS COMMITTEE on this 16th day of December, 2016.

/s/ Adam Histed
Adam Histed, Chairperson

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